SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               -------------


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): May 3, 2002


                             THE IT GROUP, INC.
           ------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)



           Delaware                       1-09037                 33-0001212
          ----------                     ---------               ------------
(State or Other Jurisdiction of         (Commission             (IRS Employer
        Incorporation)                 File Number)          Identification No.)


            2790 Mosside Boulevard Monroeville, Pennsylvania    10019
            -------------------------------------------------------------
              (Address of principal executive offices)         (zip code)

    Registrant's telephone number, including area code: (412) 372-7701


                               Not Applicable
  ------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)


Item 2.  Acquisition of Disposition of Assets.
         ------------------------------------

         Effective as of May 3, 2002, The Shaw Group Inc. ("Shaw") through direct and indirect wholly-owned subsidiaries, purchased substantially all of the assets of The IT Group, Inc. and certain subsidiaries of The IT Group, Inc. (collectively, the "Company"), other than Beneco Enterprises, Inc., a Utah corporation ("Beneco"), which is the subject of a separate bankruptcy case and was not part of this transaction. The purchase price for the acquisition was approximately $52.5 million in cash and approximately 1.67 million shares of Shaw's common stock, no par value per share (the "Shaw Common Stock"). Shaw had previously provided the Company with debtor-in-possession financing in connection with the Company's Chapter 11 bankruptcy reorganization proceedings. As part of the closing, Shaw assumed the outstanding balance of the debtor-in-possession financing, which, at the closing, was approximately $50 million. The assets acquired include, among other things, certain contracts in progress, accounts receivable, equipment and certain real property. In connection with the acquisition of the assets, Shaw assumed certain liabilities of the Company, including (i) obligations of the Company arising out of performance of contracts assumed by Shaw on and after the closing; (ii) certain unpaid accounts payable; and (iii) the other liabilities specifically described in the Purchase Agreement (as defined below). A copy of the Company's press release announcing the closing of the asset sale is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The sale of the assets of the Company and certain subsidiaries of the Company to Shaw was approved by the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") in the Company's Chapter 11 bankruptcy reorganization proceedings and the Bankruptcy Court approved the sale on April 25, 2002. The acquisition by Shaw of the assets of the Company was made pursuant to an Asset Purchase Agreement, by and among Shaw and the Company, dated as of January 23, 2002, as amended (the "Purchase Agreement").

         Additionally, Shaw entered into a Registration Rights Agreement with the Company providing for certain registration and other obligations on the part of Shaw with respect to the Shaw Common Stock issued to the Company as part of the purchase price.

         Concurrently with the closing of the asset sale, Shaw granted the Company a license to use office space, employees and equipment for a period of five months pursuant to a License Agreement. Also, Shaw and the Company entered into an Employee Leasing Agreement that requires the parties to provide various rights and services to the Company's employees for a period not to exceed five months.

         The consideration paid by Shaw for the assets of the Company was determined by negotiations between Shaw and the Company and pursuant to an auction and court approval process conducted in the Company's Chapter 11 bankruptcy reorganization proceedings. Although certain other persons made bids for discrete assets of the Company, Shaw was the only party to bid for the Company's assets as a whole.

Item 5.  Other Events.
         ------------

Bar Date Order
--------------

         On May 24, 2002, the Bankruptcy Court approved a Bar Date Order in the Company's Chapter 11 bankruptcy reorganization proceedings establishing July 15, 2002, as the deadline for holders of Claims (as defined in the Notice attached hereto as part of Exhibit 99.4) to file proofs of claim.

Filing of Certain Materials
---------------------------

         In connection with the Company's Chapter 11 bankruptcy reorganization proceedings, the Company is filing herewith certain Notices of Filing of Monthly Operating Reports (the "Monthly Operating Reports") as
Exhibit 99.2 and Exhibit 99.3 hereto. The Monthly Operating Reports are filed on Form SE, dated as of June 12, 2002.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(c)    Exhibits:

         Number                     Description

         99.1     Press Release of the Company, dated May 3, 2002.

         99.2 Notice of Filing of Monthly Operating Report for period from January 16, 2002 through March 1, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of June 12, 2002.

         99.3 Notice of Filing of Monthly Operating Report for period from March 2, 2002 through March 29, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of June 12, 2002.

         99.4 Order Establishing Bar Date for Filing Proofs of Claim and Approving Form and Manner of Notices Thereof (including Exhibits).


                                 SIGNATURES
                                 ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE IT GROUP, INC.


                                        By:   /s/ Harry J. Soose
                                             ---------------------------------
                                        Name:  Harry J. Soose
                                        Title: Chief Operating Officer



Date:    June 11, 2002


                             INDEX TO EXHIBITS

         Number                     Description

         99.1     Press Release of the Company, dated May 3, 2002.

         99.2 Notice of Filing of Monthly Operating Report for period from January 16, 2002 through March 1, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of June 12, 2002.

         99.3 Notice of Filing of Monthly Operating Report for period from March 2, 2002 through March 29, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of June 12, 2002.

         99.4 Order Establishing Bar Date for Filing Proofs of Claim and Approving Form and Manner of Notices Thereof (Bar Date is July 15, 2002).


PRESS RELEASE                                                  Exhibit 99.1



Release Date:              FOR IMMEDIATE RELEASE

Investor Contact:          Richard R. Conte (412) 372-7701
Media Contact:             William L. Mulvey (703) 312-8570


The IT Group's Sale of Assets to The Shaw Group Closes

PITTSBURGH, Pennsylvania. May 3, 2002 - The IT Group, Inc. ("the Company") announced today the closing of the sale of substantially all of the Company's assets to The Shaw Group Inc. (NYSE: SGR - News). The sale proceeds will be applied to the Company's indebtedness. As previously announced, it is not anticipated that the Company's equity security holders will receive any distribution of funds.

In addition to historical facts or statements of current condition, this press release may contain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You may identify forward-looking statements by the use of words in the statements such as "anticipate," "believe," "estimate," "expect," "should," "confidence" and other words and terms of similar meaning. Actual events will be dependent upon factors and risks including, but not limited to the outcome of the Company's Chapter 11 process as well as the Company's ability to successfully: consummate the transactions described above; continue to manage its relationships with its creditors continue to do business with its customers and qualified subcontractors; general economic conditions; and the company's ability to manage other uncertainties and risk factors, such as those described from time to time in the company's filings with the Securities and Exchange Commission, including its reports on From 10-K, Form 10-Q and Form 8-K.


                                                               EXHIBIT 99.4


                   IN THE UNITED STATES BANKRUPTCY COURT

                        FOR THE DISTRICT OF DELAWARE


- - - - - - - - - - - - - - - - - - - - - - - - -x
                                                 :
In re:                                           :  Chapter 11
                                                 :
THE IT GROUP, INC.,                              :  Case No. 02-10118 (MFW)
         et al.,                                 :
         -- --
                                                 :  Jointly Administered
                           Debtors.              :
                                                 :  Related to Docket No. 1431
- - - - - - - - - - - - - - - - - - - - - - - - -x

           ORDER ESTABLISHING BAR DATE FOR FILING PROOFS OF CLAIM
              AND APPROVING FORM AND MANNER OF NOTICES THEREOF

                  Upon the motion, dated May 3, 2002 (the "Motion"),(1) of the above-captioned debtors and debtors- in-possession (the "Debtors") for an order establishing a bar date for certain claims and approving form and manner of notice thereof; and this Court having determined that granting the relief requested in the Motion is in the best interests of the Debtors, their estates and creditors; and it appearing that proper and adequate notice has been given and that no other or further notice is necessary; and upon the record herein; and after due deliberation thereon; and good and
--------
(1) Except as otherwise defined herein, all capitalized terms used herein shall have the meaning ascribed to them in the Motion.

sufficient cause appearing therefor, it is hereby

                  ORDERED, ADJUDGED AND DECREED THAT:

                  1.     The Motion is GRANTED.

                  2.     The form of the Bar Date Notice
substantially in the form attached hereto as Exhibit A, and the manner of providing notice of the Bar Date proposed in the Motion are approved.

                  3. Except as otherwise specifically provided in the Bar Date Notice, all persons or entities holding a Claim against the Debtors are required to file a proof of claim asserting a Claim no later than the Bar Date, July 15, 2002.

                  4. Notwithstanding the preceding decretal paragraph, creditors holding or wishing to assert the following types of claims against the Debtors need not file a proof of claim:

                  (i) claims with respect to which the holders do not dispute the claim's amount or characterization as listed on the Schedules and that are not listed in the Schedules as "contingent," "unliquidated" or "disputed";

                  (ii)   claims with respect to ownership or
                         holdings of any of the Debtors' stock or other equity securities for which the proof of claim or proof of interest is filed solely to record such ownership interest or possession of such equity securities; provided, however, that proofs of claim must be filed if the claimant wishes to assert a Claim against the Debtors arising from the ownership of a security of any of the Debtors, including but not limited to a Claim against the Debtors arising from the purchase or sale of a security of any of the Debtors;

                  (iii) certain Claims arising from the Debtors' rejection of executory contracts or unexpired leases that have not, as of the date of the Bar Date Notice, been rejected pursuant to an order of the Court ("Rejection Damages Claims"). Rejection Damages Claims shall be filed by the later of (a) thirty days after the date of the Court order authorizing the rejection of such contract or lease or (b) the Bar Date.

                  5. For any Proof of Claim to be timely and properly filed, a signed original of the completed Proof of Claim, together with any and all accompanying documentation, must be filed with Logan so that such Proof of Claim is delivered to and received by Logan no later than 4.00 p.m. Eastern Time on the Bar Date.

                  6. Except as otherwise specifically provided in the Bar Date Notice, any holder of a Claim that fails to file proof of its Claim by the Bar Date is forever barred and estopped from asserting its Claim against the Debtors, their estates or the property of any of them.

                  7. Proofs of Claim may be submitted in person or by courier service, hand delivery or mail. Proofs of Claim shall be deemed filed when actually delivered to and received by Logan. 8. The Notice Package shall be mailed by first class U.S. mail, postage prepaid to all known or reasonably ascertainable holders of a Claim as soon as practicable after the entry of the Bar Date Order, but in no event later than June 15, 2002. The Debtors are permitted, but not required, to publish notice of the Bar Date.

Dated:  Wilmington, Delaware
        May 24, 2002



                                             /s/ Mary F. Walrath
                                             ----------------------------------
                                               The Honorable Mary F. Walrath
                                               United States Bankruptcy Judge


                                 EXHIBIT A


                   IN THE UNITED STATES BANKRUPTCY COURT

                        FOR THE DISTRICT OF DELAWARE


- - - - - - - - - - - - - - - - - - - - - - -x
                                             :
In re:                                       :    Chapter 11
                                             :
THE IT GROUP, INC.,                          :    Case No. 02-10118 (MFW)
         et al.,                             :
         -- --
                                             :    Jointly Administered
                         Debtors.            :
- - - - - - - - - - - - - - - - - - - - - - -x

                           NOTICE OF BAR DATE FOR
                           FILING PROOFS OF CLAIM
                           ----------------------

ALL POTENTIAL HOLDERS OF CLAIMS PLEASE TAKE NOTICE OF THE
FOLLOWING:

                  On May 24, 2002, the United States Bankruptcy Court for the District of Delaware (the "Court") approved an order (the "Bar Date Order") in the above-captioned chapter 11 cases establishing July 15, 2002 as the deadline (the "Bar Date") for holders of Claims (as defined below) in the chapter 11 cases of the above-captioned debtors and debtors-in-possession (the "Debtors") to file proofs of claim. The Bar Date Order requires all persons or entities holding a Claim to file a proof of such Claim, substantially in the form of Official Form No. 10 (the "Proof of Claim Form") no later than the Bar Date. For your convenience, a Proof of Claim Form is enclosed with this Notice.

PERSONS OR ENTITIES WHO MUST FILE A PROOF OF CLAIM

                  Bankruptcy Rule 3003(c)(3) requires all persons and entities, including, without limitation, individuals, partnerships, corporations, estates, trusts, indenture trustees, unions and governmental units that assert a Claim (as defined in section 101(5) of the Bankruptcy
Code) arising before January 16, 2002 against any of the Debtors listed on
Exhibit 1 attached hereto, to file a Proof of Claim. Any person or entity holding a Claim must file a Proof of Claim on or before the Bar Date.
Section 101(5) of the Bankruptcy Code defines "Claim" to mean:

                  (A) right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured; or

                  (B) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured[.]

11 U.S.C.ss.101(5).

               CONSEQUENCES OF FAILURE TO FILE PROOF OF CLAIM
               ----------------------------------------------

                  ANY PERSON OR ENTITY HOLDING A CLAIM THAT FAILS TO FILE PROOF OF ITS CLAIM ON OR BEFORE THE BAR DATE SHALL BE FOREVER BARRED AND ESTOPPED FROM ASSERTING A CLAIM AGAINST THE DEBTORS, THEIR ESTATES, OR THE PROPERTY OF ANY OF THEM.

                 TIME AND PLACE FOR FILING PROOFS OF CLAIM
                 -----------------------------------------

                  For any Proof of Claim to be timely and properly filed, a person or entity holding a Claim must submit a signed original Proof of Claim asserting such Claim, together with accompanying documentation, to Logan & Company, Inc. ("Logan"), Attn: The IT Group, Inc., Claims Processing Department, 546 Valley Road, Upper Montclair, New Jersey, 07043, so as to be delivered to and received by Logan no later than 4:00 p.m., Eastern Time on the Bar Date. Any Proof of Claim may be submitted in person or by courier service, hand delivery or mail addressed to Logan at the foregoing address. Any Proof of Claim submitted by facsimile will not be accepted and will not be deemed filed until such Proof of Claim is submitted by one of the methods described in the foregoing sentence. Any Proof of Claim will be deemed filed only when actually received by Logan. If you wish to receive acknowledgment of Logan's receipt of your Proof of Claim, you must also submit a copy of your original Proof of Claim and a self-addressed, stamped envelope. If you wish to assert Claims against more than one Debtor, you must file a separate Proof of Claim in the case of each Debtor against which you believe you hold a claim. You may download additional claim forms from the Bankruptcy Court's website at www.deb.uscourts.gov/B10-offi.pdf.

           PERSONS OR ENTITIES WHO NEED NOT FILE A PROOF OF CLAIM
           ------------------------------------------------------

                  A person or entity need not file a proof of claim if:

                  9. You do not have a claim against any of the Debtors under section 101(5) of the Bankruptcy Code. That you received this Notice does not mean that you have such a claim.

                  10. You do not dispute the amount or characterization of your claim as listed on the Debtors' schedules of liabilities (the "Schedules") and the Schedules do not list your claim as contingent, unliquidated or disputed. If your claim is listed on the Schedules, the upper right-hand corner of the attached proof of claim form shows how the Schedules list your claim.

                  11. You own or hold any of the Debtors' stock or other equity securities and are filing a proof of claim form or proof of interest solely to record your ownership interest or possession of such equity securities; provided, however, that you must file a proof of claim if you wish to assert a Claim against the Debtors arising from the ownership of a security of any of the Debtors, including but not limited to a Claim arising from the purchase or sale of a security of any of the Debtors.

                  12. You are a party to an executory contract or unexpired lease that has not, as of the date of this notice, been rejected pursuant to an order of the Court and wish to submit a rejection damages claim arising from the Debtors' rejection of such executory contract or unexpired lease during these chapter 11 cases. Such a proof of claim must be filed by the later of (a) thirty days after the date of the Court order authorizing the rejection of such contract or lease or (b) the Bar Date.

                           ADDITIONAL INFORMATION
                           ----------------------

                  If you require additional information regarding the filing of a Proof of Claim, you may contact Logan by telephone at (866) 431-8994 or by writing to Logan at 546 Valley Road, Upper Montclair, New Jersey, 07043. The claim register for the Debtors will be available in Logan's office and at the United States Bankruptcy Court for the District of Delaware.

                  By order of the Court, dated May 24, 2002.





                                     /s/ Mary F. Walrath
                                     -------------------------------------
                                     Honorable Mary F. Walrath
                                     United States Bankruptcy Court Judge


                                 EXHIBIT 1



                                                            CASE NO.                        EID #
The IT Group, Inc.                                         02-10118                      33-0001212
IT Environmental Services, Inc.
IT Corporation of Delaware
IT Corporation of California
IT Enviroscience Corporation
IT Environmental Corporation
International Technology Corporation
37-02 College Point Boulevard, LLC                         02-10119                      84-1479216
Advanced Analytical Solutions, Inc.                        02-10120                      84-1461794
E-Com Solutions, Inc.                                      02-10121                      94-3292325
Empire State I, LLC                                        02-10122                      84-1479218
Empire State II, LLC                                       02-10123                      84-1479217
EVAP Technologies, LLC                                     02-10124                      25-1876926
Evergreen Acquisition Sub I, Inc.                          02-10125                      23-3090041
Groundwater Technology, Inc.                               02-10126                      02-0324047
IT Administrative Services, LLC                            02-10127                      25-1867919
IT C&V Operations, Inc.                                    02-10128                      23-2946547
IT E&C Operations, Inc.                                    02-10129                      23-2946696
IT Environmental and Facilities, Inc.                      02-10130                      25-1833796
IT International Holdings, Inc.                            02-10131                      51-0386873
IT International Investments, Inc.                         02-10132                      04-2944746
IT International Operations, Inc.                          02-10133                      93-1018025
IT Investment Holdings, Inc.                               02-10134                      33-0721650
IT Iron Mountain Operations, LLC                           02-10135                      25-1867919
Jernee Mill Road, LLC                                      02-10136                      25-1855952
KIP I, LLC                                                 02-10137                      25-1849491
LandBank Acquisition I, LLC                                02-10138                      91-1979357
LandBank Acquisition II, LLC                               02-10139                      91-1979352
LandBank Acquisition III, LLC                              02-10140                      91-1979354
LandBank Environmental Properties, LLC                     02-10141                      84-1417693
LandBank Remediation Corp.                                 02-10142                      94-3223144
LandBank, Inc.                                             02-10143                      77-0391324
LandBank Wetlands, LLC                                     02-10144                      84-1584577
Marconi Warburg, LLC                                       02-10145                      22-3658738
Millstone River Wetland Services, Inc.                     02-10146                      52-1989945
Northeast Restoration Company, LLC                         02-10147                      84-1479222
Organic Waste Technologies, Inc.                           02-10148                      51-0321674
Otay Mesa Ventures, LLC                                    02-10149                      25-1849748
PHR Environmental Consultants, Inc.                        02-10150                      33-0754921
Raritan Venture I, LLC                                     02-10151                      25-1868873
The Dorchester Group, LLC                                  02-10152                      84-1479214
U.S. Wetlands Services, LLC                                02-10153                      13-3763223
Whippany Ventures I, LLC                                   02-10154                      84-1501746
Wyckoff's Mills, LLC                                       02-10155                      52-1989945
American Landfill Supply Co., Inc.                         02-10156                      42-1341713
Benecia North Gateway LLC                                  02-10157
EMCON                                                      02-10158                      94-1738964
EMCON Industrial Services, Inc.                            02-10159                      86-0842518
Enterprise, Environmental & Earthworks, Inc.               02-10160                      36-4043563
Fluor Daniel Environmental Services, Inc. (FDESI)          02-10161                      33-0437335
Gradient Corporation                                       02-10162                      04-2857447
IT Alaska, Inc.                                            02-10163                      92-0121536
IT Baker, LLC                                              02-10164
IT Corporation                                             02-10165                      94-1259053
IT Corporation of California
IT Enviroscience Corporation
IT Corporation of North Carolina, Inc.                     02-10166                      56-1231308
IT Lake Herman Road LLC                                    02-10167
IT Vine Hill, LLC                                          02-10168
IT-Tulsa Holdings, Inc.                                    02-10169                      73-1004178
ITGtech                                                    02-10170                      95-4430474
JLG Technologies, Inc.
Jellinek, Schwartz & Connolly, Inc.                        02-10171                      52-1139905
JSC International Inc.                                     02-10172                      56-1862081
Kato Road, LLC                                             02-10173                      84-1417566
Keystone Recovery, Inc.                                    02-10174                      34-1746531
LFG Specialties, Inc.                                      02-10175                      31-1628964
Monterey Landfill Gas Company                              02-10176                      36-3467676
National Earth Products, Inc.                              02-10177                      23-2755576
Northern California Development Limited                    02-10178
OHM Corporation                                            02-10179                      34-1503050
OHM Remediation Services Corp.                             02-10180                      34-1275607
Pacific Environmental Group, Inc.                          02-10181                      94-3027373
Sielken, Inc.                                              02-10182                      76-0143090
Submerged Lands, LLC                                       02-10183                      84-1454321
W & H Pacific Inc.                                         02-10184                      91-1412195
Wehran Engineering PC                                      02-10185                      14-1555706
Wehran New York, Inc.                                      02-10186                      06-1228800
Woodbury Creek, Inc.                                       02-10187                      52-1915703